THE MARSICO INVESTMENT FUND

Marsico 21st Century Fund (MXXIX)

Supplement dated August 25, 2021

to the Prospectus and Statement of Additional Information (“SAI”)

dated February 1, 2021

The purpose of this supplement is to inform you that the name of the Marsico 21st Century Fund is changing to the “Marsico Midcap Growth Focus Fund” and that limited changes are being made to the Fund’s principal investment strategies effective as of September 1, 2021 (the “Effective Date”). These changes are described further below.

SUMMARY OF NAME CHANGE AND OTHER CHANGES

As of the Effective Date, the Marsico 21st Century Fund (the “Fund”) will be renamed the “Marsico Midcap Growth Focus Fund.” There are no changes to the Fund’s investment objective or ticker symbol (MXXIX) in connection with the name change.

Also as of the Effective Date, the Fund’s principal investment strategies will change to a limited degree as summarized here (and described more specifically under “Prospectus” below). On and after the Effective Date, the Fund will maintain the following non-fundamental 80% investment policy (“80% Policy”): “Under normal circumstances, the Fund will invest at least 80% of the value of its assets in medium-capitalization (or “midcap”) growth companies.” The Fund will provide shareholders with at least 60 days’ prior notice of any future change to the 80% Policy. For purposes of this policy, the Fund defines “midcap” to mean companies of sizes similar to those found in the Russell Midcap Growth Index. In addition, the Fund will normally hold a core position of between 35 and 50 securities subject to exceptions stated in the Prospectus.

The changed investment strategies will replace certain strategies that currently provide that under current market conditions, the Fund’s portfolio manager invests substantially in medium-capitalization (or mid-cap) companies (which typically may include companies of sizes similar to those found in the Russell Midcap Index), and that the Fund normally holds a core position of between 35 and 60 common stocks subject to exceptions stated in the Prospectus.

Also as of the Effective Date, the Fund will use the Russell Midcap Growth Index as its sole benchmark index for performance comparisons, in contrast to current provisions under which the Russell Midcap Growth Index is designated as the Fund’s primary benchmark index and the S&P 500 Index is designated as the Fund’s secondary benchmark index.

PROSPECTUS

As of the Effective Date the following changes are hereby made to the Prospectus:

All references in the Prospectus to the “Marsico 21st Century Fund” are hereby amended to refer to the “Marsico Midcap Growth Focus Fund.”

In the Prospectus “Fund Summaries” section for the Marsico 21st Century Fund, on page 9 under the heading “Principal Investment Strategies,” the first paragraph is hereby deleted in its entirety and replaced with the following:

“The Marsico Midcap Growth Focus Fund is a “diversified” portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size. Under normal circumstances, the Fund will invest at least 80% of the value of its assets in medium-capitalization (or “midcap”) growth companies (“80% Policy”). The Fund will provide shareholders with at least 60 days’ prior notice of any future change to the 80% Policy. The Fund defines midcap companies to mean companies of sizes similar to those found in the Russell Midcap Growth Index. The Fund will normally hold a core position of between 35 and 50 securities, but the number of securities held by the Fund may occasionally vary from this range at times such as when the investment adviser to the Fund, Marsico Capital Management, LLC (see “Management” below), is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.”

Also in the Prospectus “Fund Summaries” section for the Marsico 21st Century Fund, on page 11 under the heading “Performance,” the sentence beginning “The table shows. . . ” is hereby changed to read “The table shows how the Fund’s average annual returns (before and after taxes) for the periods of one year, five years, ten years, and since inception, compared to those of a broad-based securities market index.” The sentence beginning “The Russell Midcap Growth Index . . . .” is hereby deleted in its entirety, and the reference to the S&P 500 Index in the “Average Annual Total Returns” chart is also deleted in its entirety, leaving one reference to the Russell Midcap Growth Index in the “Average Annual Total Returns” chart for comparison with the Fund’s performance.

In the Prospectus “More Information About the Funds” section on page 24 under the heading “Some Defined Terms” and the subheading “Market Capitalization,” the reference to “medium-capitalization (or “mid-cap”)” is hereby changed to read “medium-capitalization (or “midcap”),” and the sentence beginning “Mid-cap companies typically . . . .” is hereby replaced with the following sentence: “Midcap companies are companies of sizes similar to those found in the Russell Midcap Growth Index.”

Also in the Prospectus “More Information About the Funds” section on page 29 under the heading “The Principal Risks of Investing in the Funds” and the subheading “Risks of Small and Medium-Capitalization Company Investing (Each Fund),” the following sentence is hereby added to the first paragraph under the subheading: “Under normal circumstances, the Marsico Midcap Growth Focus Fund will invest at least 80% of the value of its assets in medium-capitalization (or “midcap”) growth companies.”

STATEMENT OF ADDITIONAL INFORMATION

As of the Effective Date, all references in the SAI to the “Marsico 21st Century Fund” are hereby amended to refer to the “Marsico Midcap Growth Focus Fund.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE